American Skandia Advisor Funds, Inc.
      Supplement dated August 13, 1999 to the Prospectus dated March 1, 1999

              ASAF Founders International Small Capitalization Fund

         Tracy P. Stouffer has been appointed as the portfolio manager for the ASAF Founders International Small Capitalization Fund (the "Fund"), replacing Michael W. Gerding. Accordingly, the section of the prospectus entitled "Management of the Funds - The Sub-advisors - Founders Asset Management LLC" (on page 59) is amended by deleting the second paragraph and replacing it with the following:

         Tracy P. Stouffer, a Vice President of Investments of Founders and a Chartered Financial Analyst, has been responsible for the management of the ASAF Founders International Small Capitalization Fund since July 1999. Before joining Founders, Ms. Stouffer was a vice president and portfolio manager with Federated Global Incorporated from 1995 until July 1999, and a vice president and portfolio manager with Clariden Asset Management Inc. from 1988 to 1995.